STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of the _____ day of May, 2010, by and between Advanced Voice Recognition Systems, Inc., a Nevada corporation (“AVRS”) and _________ (the “Purchaser”).  Advanced Voice Recognition Systems, Inc. and the Purchaser are collectively referred to as the “Parties.”

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                   Purchase and Sale of the Shares.

a.                    Purchase and Sale.  Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from AVRS, and AVRS agrees to sell to the Purchaser, 5,000,000 shares of the common stock of AVRS, referred to as the “Shares”.

b.                   Purchase Price.  The purchase price for the Shares is $.08 per share, or $400,000.

c.                    Installment Payments.  The purchase price for the Shares will be paid in installments on or before the dates listed below as follows:

Number of Shares

Payment Amount

Due Date

125,000

$10,000

May 5, 2010

187,500

15,000

June 15, 2010

187,500

15,000

July 15, 2010

250,000

20,000

August 15, 2010

500,000

40,000

September 15, 2010

1,875,000

150,000

October 15, 2010

1,875,000

150,000

November 15, 2010

d.                   Certificates for the Shares.  Promptly after receipt of each installment payment, AVRS shall instruct its transfer agent to prepare stock certificates for the number of shares purchased in the installment for delivery to the Purchaser at the Purchaser’s address set forth on the signature page to this Agreement.  Each certificate shall have a legend substantially as follows:  THE OFFERED SHARES ARE RESTRICTED SECURITIES PURSUANT TO THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND SUBJECT TO CERTAIN IMPORTANT LIMITATIONS ON THEIR RESALE OR OTHER TRANSFER.  PURCHASERS WILL NOT BE ABLE TO RESELL OR TRANSFER THE OFFERED SHARES UNLESS THE OFFERED SHARES ARE REGISTERED PURSUANT TO THE ACT AND QUALIFIED PURSUANT TO THE APPLICABLE STATE STATUTES (OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS DEMONSTRATED TO THE SATISFACTION OF THE COMPANY).

2.                   Representations and Warranties of AVRS .  AVRS represents and warrants to the Purchaser as follows:

a.                    Due Incorporation and Good Standing.  AVRS is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada.

b.                   Due Authorization.  All corporate action on the part of AVRS necessary for the authorization, execution and delivery of the Agreement and the performance of the obligations of AVRS hereunder, and the authorization, issuance, sale and delivery of the Shares has been taken, and this Agreement constitutes a valid and legally binding obligation of AVRS, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.                   Representations and Warranties of the Purchaser .  The Purchaser represents and warrants to AVRS that:

a.                    Due Authorization.   The Purchaser has the legal capacity and authority to enter into this Agreement.  All actions on the Purchaser’s part necessary for the authorization, execution and delivery of this Agreement and the performance of the obligations of the Purchaser hereunder in the purchase of the Shares has been taken, and this Agreement constitutes a valid and legal binding obligation of the Purchaser enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

b.                   Purchase Entirely for the Purchaser’s Own Account .  The Purchaser is purchasing the Shares in the ordinary course of business for investment purposes only for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Shares.

c.                    Information.  The Purchaser acknowledges review of reports filed by AVRS with the U.S. Securities and Exchange Commission, and that AVRS has provided the Purchaser with no indication of any value of the Shares or of AVRS.  There have been no representations, warranties or promises made to Purchaser by AVRS or any representative of AVRS that the Shares will appreciate in value, or that there will be any market for the resale of the Shares by the Purchaser.  The Purchaser understands that the Shares are extremely speculative and subject to a high degree of risk of loss of the Purchaser’s investment. The Purchaser and the Purchaser’s advisors, if any, have conducted their own investigation with respect to AVRS and the Shares, and have not relied upon any representation of AVRS in making the decision to invest in the Shares (other than those representations set forth in Section 2 of this Agreement).  The Purchaser has had an opportunity to discuss the terms and conditions of the investment in the Shares with management of AVRS and to obtain any additional information regarding the investment or AVRS that it has requested of management.

d.                   Investment Experience.  The Purchaser is an investor in speculative securities with companies that have no revenue or profits and lack liquidity and capital resources and has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the risks of the investment in the Shares.  The Purchaser confirms that he is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

e.                    Accredited Investor Status in the U.S. and Canada .  The Purchaser is an “accredited investor” as that term is defined in Regulation D promulgated under the U.S. Securities Act of 1933, as amended.  The Purchaser is an “accredited investor” as that term is defined in Section 1.1 of the Canada National Instrument 45-106 (“NI45-106”).  Specifically, the Purchaser either has (1) net financial assets in excess of Canadian $1,000,000; or (2) net income before taxes in excess of Canadian $200,000 per year in each of the most two recent calendar years or Canadian $300,000 combined with his spouse in each of the two most recent calendar years.

f.                    Restricted Securities.  The Purchaser understands that the Shares being purchased are characterized as “restricted securities” under the U.S. securities laws and that the Shares may be resold without registration only in certain limited circumstances, and that the Shares when issued to the Purchaser will bear the restricted legend restricting transfer.  The Purchaser is experienced in purchasing securities that are not readily transferable.

4.                   Miscellaneous.

a.                    Survival.  The warranties, representations and covenants of the Purchaser and AVRS contained in this Agreement shall survive the execution of this Agreement and the purchase and sale of the Shares.

b.                   Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, and not a facsimile signature.

c.                    Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, the Agreement.

IN WITNESS WHEREOF, AVRS and the Purchaser have executed this Agreement as of the date first written above.

AVRS:

ADVANCED VOICE RECOGNITION SYSTEMS, INC.,
   a Nevada corporation

By:
Name:     Walter Geldenhuys

Title:       President, CEO and CFO

Address:

Advanced Voice Recognition Systems, Inc
7659 E. Wood Drive

Scottsdale, Arizona 85260

Facsimile:  (480) 626-5378

PURCHASER:

By:

Name:

Address: